EXHIBIT 32

           CERTIFICATION FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



The undersigned executive officers of the Registrant hereby certify that this Report on Form 10-K for the year ended December 25, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                             By: /s/George W. Off
                                                 -------------------------------
                                             Name:   George W. Off
                                             Title:  Chairman of the Board,
                                                     President and Chief
                                                     Executive Officer


                                             By: /s/ W. Craig Burns
                                                 -------------------------------
                                             Name:   W. Craig Burns
                                             Title:  Executive Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request. This certification accompanies the Report and shall not be treated as having been filed as part of the Report.



Date: March 9, 2006